Exhibit 10.90

PROSPECT MEDICAL HOLDINGS, INC.

1998 STOCK OPTION PLAN

TABLE OF CONTENTS

1.	PURPOSE

2.	SHARES SUBJECT TO THE PLAN
	2.1	Number of Shares Available

3.	ELIGIBILITY
	3.1	Eligibility of Employees

4.	ADMINISTRATION
	4.1	Committee Authority
	4.2	Committee Discretion
	4.3	Composition of Committee

5.	GRANT AND EXERCISE OF OPTIONS
	5.1	Grant of Options
		5.1.1	Form of Option Grant
		5.1.2	Date of Grant
		5.1.3	Exercise Period
		5.1.4	Exercise Price
		5.1.5	Method of Exercise
		5.1.6	Termination
		5.1.7	Limitations on Exercise
		5.1.8	Limitations on ISOs
		5.1.9	Modification, Extension or Renewal
		5.1.10	No Disqualification
	5.2	Accelerated Vesting
		5.2.1	Discretionary Acceleration
		5.2.2	Acceleration Upon Change in Control

6.	PAYMENT FOR SHARE PURCHASES
	6.1	Payment

7.	PRIVILEGES OF STOCK OWNERSHIP
	7.1	Voting and Dividends
	7.2	Financial Statements

8.	NON-TRANSFERABILITY

9.	CERTIFICATES

10.	EXCHANGE AND BUYOUT OF OPTIONS

i

11.	SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

12.	NO OBLIGATION TO EMPLOY

13.	FUNDAMENTAL CORPORATE EVENTS; ADJUSTMENTS TO OPTIONS

14.	ADOPTION AND STOCKHOLDER APPROVAL

15.	TERM OF PLAN

16.	AMENDMENT OR TERMINATION OF PLAN

17.	NONEXCLUSIVITY OF THE PLAN

18.	GOVERNING LAW

19.	DEFINITIONS

ii

PROSPECT MEDICAL HOLDINGS, INC.
1998 STOCK OPTION PLAN

1.                                       PURPOSE

The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, the Subsidiaries and the Affiliates of the Company, by offering such persons an opportunity to participate in the Company’s future performance through awards of either Incentive Stock Options within the meaning of Section 422 of the Code (“ISOs”) or Non-Qualified Stock Options as described in Treasury Regulations Section 1.83-7 (“NQSOs”).

Capitalized terms not defined in the text are defined in Section 19.

2.                                       SHARES SUBJECT TO THE PLAN

2.1.          Number of Shares Available.  Subject to Section 13, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be 176,000 Shares, provided, however, that the maximum number of Shares that may be issued under the Plan to each Participant who is subject to Section 162(m) of the Code shall be limited to 750,000 Shares.  Subject to Section 13, Shares reserved for issuance pursuant to Options granted under this Plan shall again be available for grant and issuance, in connection with future Options granted under the Plan, in the event that they: (a) are subject to issuance upon exercise of an Option, but cease to be subject to such Option for any reason other than exercise of such Option, or (b) are subject to an Option that otherwise terminates without such Shares being issued and for which the Participant did not receive any benefits of ownership.

3.             ELIGIBILITY

3.1.          Eligibility of Employees, Consultants, Advisors, Independent Contractors and Directors.  ISOs (as defined in Section 1 above) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Subsidiary.  NQSOs (as defined in Section 1 above) may be granted to employees, consultants, advisors, independent contractors or directors (including directors who are not employees) of the Company, a Subsidiary or an Affiliate of the Company.

4.                                       ADMINISTRATION

4.1.          Committee Authority.  The Plan shall be administered by the Committee.  Subject to the purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan.  The Committee shall have the authority to:

4.1.1.       construe and interpret the Plan, any Option Agreement and any other agreement or document executed pursuant to the Plan;

4.1.2.       prescribe, amend and rescind rules and regulations relating to the Plan;

4.1.3.       select persons to receive Options;

4.1.4.       determine the form and terms of Options;

4.1.5.       determine the number of Shares or other consideration subject to Options;

4.1.6.       determine whether Options will be granted singly, in combination or in tandem with, in replacement of, or as alternatives to, other Options under the Plan or benefits under any other incentive or compensation plan of the Company, any Subsidiary or any Affiliate of the Company;

4.1.7.       grant waivers of Plan or Option conditions;

4.1.8.       determine the vesting, exercisability and payment of Options and accelerate the vesting and/or exercisability of Options, as provided herein;

4.1.9.       correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Option or any Option Agreement;

4.1.10.     impose such limitations, restrictions and conditions upon any grant of Options and the issuance of any Shares pursuant to the exercise of such Options as the Committee shall determine;

4.1.11.     determine whether an Option has been earned; and

4.1.12.     make all other determinations necessary or advisable for the administration of the Plan.

4.2.          Committee Discretion.  Any determination permitted to be made by the Committee under the Plan with respect to any Option shall be made in its sole discretion at the time of grant of the Option or, unless in contravention of any express term of the Plan or Option, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Option under the Plan.

4.3.          Composition of Committee.  The Committee shall be composed of either (i) at least two members of the Board, all of whom are both Outside Directors and Nonemployee Directors; or (ii) the Board acting as the Committee.  It is the intent of the Company that the Plan and Options hereunder satisfy and be interpreted in a manner that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3 (or its successor) promulgated under the Exchange Act.  In furtherance of such intent, in connection with any award of Options under the Plan to non-employee directors, the entire Board shall act as the Committee.  If any provision of the Plan or of any Option would otherwise conflict with the intent expressed in this Section 4.3, that provision, to the extent possible, shall be interpreted and deemed automatically amended so as to avoid such conflict.

5.                                       GRANT AND EXERCISE OF OPTIONS

5.1.          Grant of Options.  Except as otherwise limited herein, the Committee may grant Options to eligible persons pursuant to this Section 5.1 and shall determine whether such Options shall be ISOs or NQSOs, the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, vesting and other restrictions on exercise, and all other terms and conditions of the Option, subject to the following:

5.1.1.       Form of Option Grant.  Each Option granted shall be evidenced by an Option Agreement, which shall expressly identify the Option as an ISO or NQSO (“Stock Option Agreement”), and be in such form and contain such provisions (which need not be the same for each Participant receiving an Option) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

5.1.2.       Date of Grant.  The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option.  The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of such Option.

5.1.3.       Exercise Period.  An Option shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however:

(a)           no Option shall be exercisable after the expiration often (10) years from the date the Option is granted; and

(b)           no ISO granted to a person who directly or by attribution owns more than Ten Percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary (“Ten Percent Stockholder”) shall be exercisable after the expiration of five (5) years from the date the ISO is granted.

5.1.4.       Exercise Price.  The Exercise Price shall be determined by the Committee when an Option is granted and may not be less than (i) 100% of the Fair Market Value of a Share on the date of grant, or (ii) the par value of a Share; provided, however, that the Exercise Price of any ISO granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of a Share on the date of grant.  Payment for the Shares purchased shall be made in accordance with Section 6 of the Plan.

5.1.5.       Method of Exercise.  Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in form approved by the Committee (which need not be the same for each Participant receiving an Option pursuant to the Plan), executed by the Participant, stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations, warranties and agreements regarding Participant’s investment intent, access to information and other matters, if any, as may be required or desirable in order for the Company, in its determination, to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

5.1.6.       Termination.  Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

(a)           If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options, but only to the extent that such Options would have been exercisable by Participant on the Participant’s Termination Date (as defined in Section 19 under “Termination”), no later than ninety (90) days after such Termination Date, but in any event, no later than the expiration date of the Options.

(b)           If the Participant is Terminated because of death or Disability, then the Participant’s Options may be exercised, but only to the extent that such Options would have been exercisable by Participant on the Participant’s Termination Date, by Participant (or Participant’s legal representative, executor, administrator, heir or legatee, as the case may be) no later than the earlier of (i) one (1) year after said Termination Date or (ii) the expiration date of the Options.

5.1.7.       Limitations on Exercise.  The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.1.8.       Limitations on ISOs.  The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by any single Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company, any Subsidiary or any Affiliate of the Company) shall not exceed $100,000.  If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 14 hereof and used consistently herein) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

5.1.9.       Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of participant, impair any of such Participant’s rights under any Option previously granted.  Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code.  The Committee may reduce the Exercise Price of outstanding NQSOs without the consent of Participants affected, by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.1.4 of the Plan for NQSOs granted on the date the action is taken to reduce the Exercise Price.

5.1.10.     No Disqualification.  Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, except as provided in Section 5.2.2, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

5.2.                              Accelerated Vesting.

5.2.1.       Discretionary Acceleration.  Notwithstanding Section 5.1.3, the Committee shall have the authority to accelerate the exercisability of Options granted pursuant to the terms of this Plan, provided, however, that the acceleration of exercisability shall be conditioned upon compliance with such provisions and restrictions as are necessary to permit stock issued upon exercise of such Options to continue to qualify for the exemption from Section16(b) of the Exchange Act as is provided by Rule 16b-3 thereunder.

5.2.2.       Acceleration upon Change in Control.  Notwithstanding anything herein to the contrary, if a Change in Control occurs or if the Committee determines in its sole discretion that an Acceleration Event has occurred, then all Options shall become fully exercisable as of the date such Change in Control occurred or the Committee determines that an Acceleration Event has occurred, provided, however, that the acceleration of exercisability shall be subject to the imposition of such restrictions on transferability of shares of Common Stock subject to such Options, as are necessary to permit stock issued upon exercise of such Options to continue to qualify for the exemption from Section 16(b) of the Exchange Act as is provided by Rule 16b-3 thereunder.  Any ISO accelerated pursuant to this Section 5.2.2 in connection with an Acceleration Event shall remain exercisable as an ISO under the Code only to the extent that the applicable dollar limitation of Section 5.1.8 is not exceeded.  To the extent such dollar limitations exceeded, the accelerated Option shall be exercisable as a NQSO.

6.                                       PAYMENT FOR SHARE PURCHASES

6.1.          Payment.  Payment for Shares purchased pursuant to the exercise of Options under the Plan may be made in cash (by check or equivalent) or, where expressly approved by the Committee and permitted by law:

(a)           by cancellation of indebtedness of the Company to the Participant;

(b)           by surrender of shares of the Company’s Common Stock that are clear of all liens, claims, encumbrances or security interests and, in the event that Participant is an officer or director of the Company, to the extent required by Section 16(b) of the Exchange Act or Rule 16 b-3 thereunder, that have been owned by Participant and have been paid for within the meaning of Rule 144 promulgated under the Securities Act for more than six (6) months;

(c)           by waiver of compensation due or accrued to Participant for services rendered to the Company or a Subsidiary;

(d)           provided that a public market for the Company’s Common Stock exists and subject to the ability of the Participant to sell Shares in compliance with applicable securities laws:

(i)            through a “same day sale” commitment from the Participant and a broker-dealer (an “NASD Dealer”) that is a member of the National Association of Securities Dealers, Inc.  (“NASD”), whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the Exercise Price with respect thereto, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward said Exercise Price directly to the Company, except that in the case of any Participant subject to Section 16(b) of the Exchange Act such cashless exercise of the Option may not occur within six (6) months of the date of grant of the Option; or

(ii)           through a “margin” commitment from the Participant and an NASD Dealer, whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price with respect thereto, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward said Exercise Price directly to the Company; or

(e)           by any combination of the foregoing.

Notwithstanding the foregoing, the Exercise Price of an Option held by a director who is not an employee shall be paid either (i) in cash; or (ii) pursuant to subsection (a) of this Section 6.1, or (iii) by any combination of the foregoing (i) and (ii).

7.                                       PRIVILEGES OF STOCK OWNERSHIP

7.1.          Voting and Dividends.  No Participant shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.  After Shares are issued to the Participant, the Participant shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

7.2.          Financial Statements.  The Company shall provide financial statements to each Participant annually during the period such Participant has Options outstanding, provided, however, that the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

8.                                       NON-TRANSFERABILITY

Options granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Option Agreement provisions relating thereto.  During the lifetime of the Participant, an Option shall be exercisable only by the Participant, and any elections with respect to an Option may be made only by the Participant.

9.                                       CERTIFICATES

All certificates for Shares or other securities delivered under the Plan shall be subject to such stop transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the Securities and Exchange Commission (“SEC”) or any stock exchange or automated quotation system upon which the Shares may be listed or included.

10.                                 EXCHANGE AND BUYOUT OF OPTIONS

The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options.  Except with respect to ISOs, the Committee may at any time buy from a Participant an Option previously granted, with payment in cash, securities or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

11.                                 SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

An Option shall not be effective unless such Option, as well as the grant and exercise thereof, is in compliance with all applicable federal and state securities laws, the applicable rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or included, as they are in effect on the date of grant of the Option and also on the date of exercise.  Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares issued upon exercise of Options under the Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.  The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

12.                                 NO OBLIGATION TO EMPLOY

Nothing in the Plan or any Option granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company, any Subsidiary or any Affiliate of the Company or limit in any way the right of the Company, any Subsidiary or any Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

13.                                 FUNDAMENTAL CORPORATE EVENTS; ADJUSTMENTS TO OPTIONS

The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to effect or authorize any adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of its Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and Exercise Price of Shares subject to an outstanding Option hereunder shall be appropriately adjusted in such a manner as to entitle a Participant to receive upon exercise thereof (and, if applicable, for the same aggregate cash consideration), the same total number and class of shares as such Participant would have received had such Participant exercised such Option in full immediately prior to such event; and (ii) the number and class of shares with respect to which Options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.  Notwithstanding the foregoing provisions of this paragraph, fractions of a security shall not be issued, but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest unit, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

After a merger of one or more corporations into the Company, in which the Company shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled to receive upon exercise of such Option (subject to any required action by stockholders of the Company), in lieu of the number of Shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger if, immediately prior to such merger, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall then be so exercisable.

If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation, liquidation or sale, as the case may be, each holder of an outstanding Option shall be entitled to receive upon exercise of such Option in lieu of the shares of Common Stock subject thereto, shares of such stock or other securities, cash or property as the holder of an equal number of shares of Common Stock received pursuant to the terms of the merger, consolidation, liquidation or sale; or (ii) all outstanding Options may be canceled by the Board as of the effective date of any such merger, consolidation, liquidation or sale, provided that: (x) 30 days’ prior written notice of such cancellation shall be given to each holder of an Option, and (y) each holder of an Option shall have the right to exercise such Option to the extent that the same is then exercisable or, if the time for exercise of all unexercised and unexpired Options shall have been accelerated in connection therewith, in full, during the 30-day period preceding the effective date of such merger, consolidation, liquidation or sale.

Except as expressly provided above, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares then subject to outstanding Options.

14.                                 ADOPTION AND STOCKHOLDER APPROVAL

The Plan shall become effective on the date that it is adopted by the Board (the “Effective Date”).  The Company shall submit the Plan for approval by the stockholders of the Company at the next annual meeting of stockholders of the Company or pursuant to written stockholder consent in accordance with applicable law in order to obtain the advantages under NASD, Internal Revenue Service, SEC and/or other regulations that approval of stockholders may bestow.

15.                                 TERM OF PLAN

The Plan will terminate ten (10) years from the Effective Date.

16.                                 AMENDMENT OR TERMINATION OF PLAN

The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Option Agreement or instrument to be executed pursuant to the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, amend the Plan in any manner that requires such stockholder approval pursuant to (i) the Code (including Section 162(n) thereof) or the regulations promulgated thereunder as such provisions apply to ISOs, (ii) the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder or (iii) the rules promulgated by any national securities exchange or automated quotation system on which the Shares are then listed or included.

17.                                 NONEXCLUSIVlTY OF THE PLAN

Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

18.                                 GOVERNING LAW

The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflicts of laws.

19.                                 DEFINITIONS

As used in the Plan, the following terms shall have the following meanings:

“Acceleration Event” means, but is not limited to, any Change of Control, or any other event determined in the discretion of the Committee to warrant acceleration of all then outstanding Options.

“Affiliate” means, with respect to any person or entity, any other person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such person or entity where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events:

(A)          when the Company acquires actual knowledge that any person (within the meaning of that term as used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities;

(B)           upon the first purchase of the Company’s Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);

(C)           upon the approval by the Company’s stockholders of: (i) a merger or consolidation of the Company with or into another corporation, whether or not the Company is the surviving corporation if the holders of the Company’s Common Stock immediately prior to the consummation of such transaction hold less than 50% of the voting power of the combined entity immediately thereafter, (ii) a sale or disposition of all or substantially all of the Company’s assets, or (iii) a plan of liquidation or dissolution of the Company;

(D)          if during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of each new director is approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

(E)           if the Board or any designated committee determines, in its sole discretion, that any person (within the meaning of that term as used in Sections 13(d) and 14(d) of the Exchange Act) directly or indirectly exercises a controlling influence over the management or policies of the Company (other than solely by virtue of being an officer or director of the Company), which such person did not exercise on the Effective Date.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

“Company” means Prospect Medical Holdings, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price per Share at which a holder of an Option may purchase the Shares issuable upon exercise of the Option, but in no event shall such price be less than the par value of the Common Stock.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)           if such Common Stock is publicly traded and is then quoted on the Nasdaq National Market, its last reported sale price on the Nasdaq National Market on such date or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the last market day for which such prices were reported;

(b)           if such Common Stock is publicly traded and is then listed or admitted to trading on a national securities exchange, the last reported sale price on the exchange on such date or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading on the last market day for which such prices were reported;

(c)           if such Common Stock is publicly traded but is not then quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, if and as reported by the Wall Street Journal, for the over-the-counter market; or

(d)           if none of the foregoing is applicable, by the Board in good faith.

“Insider” means an officer or director of the Company or other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Nonemployee Director” means any Non-Employee Director of the Company as defined in Rule 16b-3(b)(3)(i) under the Exchange Act.

“Option” means an option to purchase Shares of Common Stock of the Company granted under this Plan.

“Option Agreement” means, with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

“Outside Director” means any outside director as defined in Section 162(m) of the Code and the regulations issued thereunder.

“Participant” means a person who receives an Option under the Plan.

“Plan” means this Prospect Medical Holdings, Inc., 1998 Stock Option Plan, as amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of the Company’s Common Stock, $0.01 par value per share, reserved for issuance under the Plan, as adjusted pursuant to Section 13, and any security issued in respect thereto or in replacement therefor.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations other than the last corporation in the unbroken chain directly owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute.  The Committee shall have sole discretion to determine whether a Participant has ceased to provide such services and the effective date on which the Participant ceased to provide such services (the “Termination Date”).